UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2022

FUSION PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Canada	001-39344	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Longwood Road South
Hamilton, Ontario, Canada, L8P 0A6
(Address of principal executive offices, including zip code)

(289) 799-0891

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common shares, no par value per share	FUSN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 9, 2022, Fusion Pharmaceuticals Inc. (the “Company”) made available an investor presentation (the “Investor Presentation”), which the Company expects to use in connection with investor calls and/or conferences. On June 9, 2022, the Company also issued a press release announcing updates on its Phase 1 clinical trial evaluating FPI-1434 as a monotherapy for the treatment of solid tumors expressing IGF-1R and its Phase 1 clinical trial evaluating FPI-1966 for the treatment of solid tumors expressing FGFR3.

Copies of the press release and Investor Presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively. The information contained in Item 7.01 of this Current Report (including Exhibits 99.1 and 99.2 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly provided by specific reference in such a filing. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

Item 8.01 Other.

On June 9, 2022, the Company issued a press release announcing updates on its Phase 1 clinical trial evaluating FPI-1434 as a monotherapy for the treatment of solid tumors expressing IGF-1R and its Phase 1 clinical trial evaluating FPI-1966 for the treatment of solid tumors expressing FGFR3. In the FPI-1434 trial, the Company now expects to report Phase 1 safety, pharmacokinetics, and imaging data, including any evidence of anti-tumor activity, and details on the dosing regimen, in the first half of 2023, rather than in the second half of 2022. The Company is also updating guidance for FPI-1966 and expects to dose the first patient in this study in the second half of 2022, rather than in the second quarter of 2022.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated June 9, 2022

99.2	Investor Presentation of Fusion Pharmaceuticals Inc. dated June 9, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fusion Pharmaceuticals Inc.

Date: June 9, 2022	By:	/s/ Maria Stahl
Maria Stahl
Chief Legal Officer